ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

ANNUAL REPORT
JUNE 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS             ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

August 5, 1997

Dear Shareholder:

The U.S. bond market posted modest gains through the first half of 1997. After trading lower during the first quarter on fears that excessive growth would ignite inflation, the market rebounded in the second quarter. Economic data released during the quarter, indicating that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant, helped ease investor concerns and pushed the market higher. Interest rates, which peaked in late spring following the Federal Reserve's decision to increase short-term interest rates, ended the period lower across the maturity spectrum.

Among the investment grade sectors, mortgage-backed securities were among the best performing, posting moderate gains, as rangebound interest rates stabilized mortgage prepayment expectations. Mortgage performance was further enhanced by declining interest rate volatility.

INVESTMENT RESULTS
The following table provides the investment returns for the U.S. Government Portfolio for the six and twelve month periods ended June 30, 1997. Also shown for comparison are the total returns for the U.S. Treasury market, represented by the unmanaged Lehman Brothers Government Bond Index, and the average results of the Lipper universe of general U.S. Government Funds. These funds have similar investment objectives to your Fund, though some funds included in the average may have somewhat different investment policies. During the six months ended June 30, 1997, the Fund's performance improved relative to its peer group, the Lipper U.S. Government Funds Average and its benchmark, the Lehman Brothers Government Bond Index.


INVESTMENT RESULTS*
Period Ended June 30, 1997
                                                     TOTAL RETURNS
                                               6 MONTHS        12 MONTHS
                                              ----------      -----------
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
   Class A                                       2.18%            6.49%
   Class B                                       1.80%            5.69%
   Class C                                       1.80%            5.69%

LEHMAN BROTHERS GOVERNMENT BOND INDEX            2.63%            7.40%

LIPPER U.S. GOVERNMENT FUNDS AVERAGE             2.47%            7.01%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JUNE 30, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. ALL RETURNS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

   THE LEHMAN BROTHERS (LB) GOVERNMENT BOND INDEX IS UNMANAGED AND DOES NOT REFLECT FEES AND EXPENSES. IT IS MADE UP OF THE U.S. TREASURY BOND AND AGENCY BOND INDICES. THE LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE FOR THE 6 AND 12 MONTH PERIODS REFLECTS THE PERFORMANCE OF 176 AND 169 MUTUAL FUNDS, RESPECTIVELY. THE AVERAGE INCLUDES FEES AND EXPENSES, BUT NO SALES CHARGES.

   ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy continued its strong performance in early 1997, led by continued strength in the labor market. The unemployment rate dropped to 20 year lows and wages continued to climb. Overall, economic growth, as measured by Gross Domestic Product (GDP), which had risen to an annual rate of 3.8% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997. In response to the continued economic strength and perception of mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March.

The economy slowed sharply during the second quarter to a 2.2% growth rate, led by a decline in consumer spending. Retail sales of merchandise declined 3.8% in the second quarter, while real construction spending fell


1



                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

2.0% in April - May. The production side of the economy experienced a more muted slowdown: manufacturing output growth slowed to 4.4% (from 5.3% in the first quarter) and total hours worked increased by only 1.9% (versus 4.1% in the first quarter). However, labor market strength continued unabated in the second quarter as the average non-farm payroll growth rose to 237,000 new jobs per month from first quarter's average of 228,000 per month.

In spite of an increase in wage pressures, inflation remained very well-behaved during the first half of 1997. Through June, consumer prices advanced 2.3% year-over-year while producer prices declined 0.1% year-over-year.

BOND MARKET REVIEW
The U.S. bond market posted modest gains through June, as interest rates declined across all maturities and prices rose. Bond prices traded lower during the first quarter. However, the market reversed in late April and rallied as data was released indicating that the economy had slowed from its unsustainable first quarter pace, inflation remained dormant, and the Federal Reserve was unlikely to make any sustained moves in interest rates. In response to slowing growth in the second quarter, the Federal Reserve made no change to monetary policy and interest rates on all maturities fell; the shape of the yield curve was essentially unchanged as two-year Treasury yields declined from 6.41% to 6.06%, while 30-year bond yields declined from 7.10% to 6.78%. The change in interest rates left the yield differential between the two-year and 30-year U.S. Treasury at 72 basis points compared to 69 basis points at the beginning of the year.

PORTFOLIO ACTIVITY
The Fund's duration, or interest rate sensitivity, was returned to neutral; that is the Fund was structured to match the interest rate sensitivity of the market for U.S. Treasury securities which comprise the largest sector concentration of your Fund as of June 30, 1997. The Fund made opportunistic purchases of full-faith and credit agency securities. In an effort to increase the portfolio yield in a rangebound interest rate market environment, the Fund purchased GNMA pass-throughs and collaterallized mortgage obligations (CMOs).

INVESTMENT OUTLOOK
We expect economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly, and the labor market remains strong, with the unemployment rate at 5.0%. We expect this reacceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. The pace of this reacceleration, however, will be closely monitored for inflationary pressures by the Federal Reserve with a bias towards increasing rates at the first sign of overheating.

Thank you for your continued interest and investment in Alliance U.S. Government Portfolio. We look forward to reporting the Portfolio's progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Patricia J. Young
Senior Vice President


Jeffrey S. Phlegar
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund U.S. Government Portfolio seeks as high a level of current income as is consistent with safety of principal. The Fund is a diversified, open-end investment company that invests solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.49%          2.01%
Five Years                     5.65%          4.73%
Ten Years                      7.37%          6.90%
SEC Yield**                    6.37%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.69%          2.74%
Five Years                     4.88%          4.88%
Since Inception*               5.50%          5.50%
SEC Yield**                    5.97%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.69%          4.70%
Since Inception*               3.68%          3.68%
SEC Yield**                    5.95%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/30/91, Class B; 5/3/93, Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
June 30, 1997.


3



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/87 TO 6/30/97

LB GOV'TBOND INDEX: $21,518

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000

LIPPER GENERAL U.S. GOV'T FUNDS AVERAGE: $20,509

U.S. GOVERNMENT PORTFOLIO CLASS A: $19,484

$10,000

6/30/87  6/30/88  6/30/89  6/30/90  6/30/91  6/30/92  6/30/93
6/30/94  6/30/95  6/30/96  6/30/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 6/30/87 to 6/30/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the Treasury Bond and Agency Bond Indices.

The unmanaged Lipper General U.S. Government Funds Average reflects performance of 187 mutual funds, only 49 of which have existed for the full 10-year period. These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


U.S. Government Portfolio
LBGovernment Bond Index
Lipper General U.S. Government Funds Average


4



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)          VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-105.0%
U.S. TREASURY SECURITIES-76.0%
U.S. TREASURY BILL-0.2%
  Zero coupon, 7/03/97                         $  1,500     $  1,499,621

U.S. TREASURY BONDS-45.6%
  8.125%, 5/15/21                                45,000       51,511,050
  12.00%, 8/15/13                                74,585      104,990,321
  12.50%, 8/15/14                                72,250      106,241,457
  14.00%, 11/15/11                              110,900      167,129,627
                                                            -------------
                                                             429,872,455

U.S. TREASURY NOTES-30.2%
  8.00%, 8/15/99                                 35,000       36,290,450
  8.25%, 7/15/98                                 30,400       31,122,000
  8.50%, 2/15/00                                 91,000       95,976,790
  8.75%, 8/15/00                                 34,200       36,577,926
  8.875%, 2/15/99                                48,500       50,606,840
  9.00%, 5/15/98                                 30,000       30,810,900
  9.25%, 8/15/98                                  3,600        3,728,808
                                                            -------------
                                                             285,113,714

Total U.S. Treasury Securities
  (cost $724,630,939)                                        716,485,790

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-20.2%
Collateralized Mortgage Obligations
  Series 1996-7 Cl.A
  7.50%, 8/16/18                                 19,566       19,803,947
  Series 1997-8 Cl.DA
  8.00%, 9/16/23                                 24,221       24,781,039
  Series 1997-10 Cl.C
  9.50%, 7/30/27                                 26,250       30,019,336
  Series 1997-11 Cl.C
  7.50%, 7/30/27                                 28,052       32,075,709
                                                            -------------
                                                             106,680,031

Mobile Homes
  8.00%, 8/15/16                                    687          708,524
  8.25%, 6/15/05-3/15/16                          5,035        5,199,787
  8.50%, 5/15/08-1/15/12                          1,024        1,060,810
  8.75%, 11/15/00-1/15/12                         3,842        4,013,340
  9.00%, 10/15/11-1/15/12                         1,269        1,329,726
  9.75%, 5/15/99-1/15/13                          6,381        6,859,050
  10.25%, 4/15/98-6/15/13                         5,758        6,176,495
  11.25%, 3/15/98-5/15/98                            13           13,393
                                                            -------------
                                                              25,361,125

Project Loans
  7.30%, 1/15/31                                  7,664        7,589,477
  7.50%, 1/15/35                                  6,928        6,919,384
  8.00%, 2/15/28-1/15/29                          5,211        5,306,187
  8.50%, 11/15/12-11/15/31                       14,648       15,148,025
  8.75%, 1/15/33                                  2,499        2,628,668
  9.00%, 4/15/29                                  3,666        3,844,501
  10.50%, 8/15/29                                 5,768        6,365,925
                                                            -------------
                                                              47,802,167

Single Family Homes
  9.00%, 7/20/24-9/20/24                          9,627       10,129,322

Total Government National Mortgage Association
  (cost $189,695,291)                                        189,972,645


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
FEDERAL AGENCY SECURITIES-8.8%
Federal Housing Authority
  11.93%, 1/01/29                               $ 7,898     $  8,386,322
Financial Assistance Corp.
  9.45%, 11/21/03                                26,000       27,049,620
  9.50%, 4/16/04                                 31,506       33,199,447
United States Agency for International
  Development
  7.11%, 2/01/12                                 14,000       14,172,620
Total Federal Agency Securities
(cost $89,764,024)                                            82,808,009

TOTAL INVESTMENTS-105.0%
  (cost $1,004,090,254)                                     $989,266,444
Other assets less liabilities-(5.0%)                         (46,988,236)

NET ASSETS-100%                                             $942,278,208


See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,004,090,254)     $  989,266,444
  Cash                                                                   2,860
  Interest receivable                                               19,808,315
  Receivable for capital stock sold                                  2,223,901
  Total assets                                                   1,011,301,520

LIABILITIES
  Payable for investment securities purchased                       62,309,721
  Payable for capital stock redeemed                                 2,923,554
  Dividends payable                                                  1,930,953
  Advisory fee payable                                               1,302,848
  Distribution fee payable                                             133,920
  Accrued expenses                                                     422,316
  Total liabilities                                                 69,023,312

NET ASSETS                                                      $  942,278,208

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      127,085
  Additional paid-in capital                                     1,193,148,600
  Distributions in excess of net investment income                  (1,930,953)
  Accumulated net realized loss on investment transactions        (234,240,593)
  Net unrealized depreciation of investments and other assets      (14,825,931)
                                                                $  942,278,208

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($354,781,835/
    47,849,520 shares of capital stock issued and outstanding)           $7.41
  Sales charge-4.25% of public offering price                              .33
  Maximum offering price                                                 $7.74

  CLASS B SHARES
  Net asset value and offering price per share ($471,889,305/
    63,643,348 shares of capital stock issued and outstanding)           $7.41

  CLASS C SHARES
  Net asset value and offering price per share ($115,607,068/
    15,591,892 shares of capital stock issued and outstanding)           $7.41


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $92,321,660

EXPENSES
  Advisory fee                                        $5,646,070
  Distribution fee--Class A                            1,125,773
  Distribution fee--Class B                            5,520,145
  Distribution fee--Class C                            1,366,882
  Transfer agency                                      1,296,410
  Custodian                                              192,135
  Printing                                               153,465
  Administrative                                         124,969
  Audit and legal                                        101,022
  Taxes                                                   94,975
  Registration                                            54,227
  Directors' fees                                         12,546
  Miscellaneous                                           19,206
  Total expenses                                                    15,707,825
  Net investment income                                             76,613,835

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                     (17,906,339)
  Net change in unrealized depreciation of investments
    and other assets                                                 4,101,240
  Net loss on investment transactions                              (13,805,099)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $62,808,736


See notes to financial statements.


8



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                JUNE 30, 1997    JUNE 30, 1996
                                               ---------------  ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                         $  76,613,835   $   92,374,940
  Net realized loss on investment transactions    (17,906,339)     (47,116,946)
  Net change in unrealized appreciation
    (depreciation) of investments and other
    assets                                          4,101,240      (26,134,142)
  Net increase in net assets from operations       62,808,736       19,123,852

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (28,676,683)     (32,265,939)
    Class B                                       (38,040,411)     (48,490,547)
    Class C                                        (9,425,145)     (11,692,283)
  Tax return of capital
    Class A                                          (537,368)              -0-
    Class B                                          (712,834)              -0-
    Class C                                          (176,616)              -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (235,558,940)    (153,783,285)
  Total decrease                                 (250,319,261)    (227,108,202)

NET ASSETS
  Beginning of year                             1,192,597,469    1,419,705,671
  End of year                                  $  942,278,208   $1,192,597,469


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: Corporate Bond Portfolio and U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The portfolio amortizes premiums and accretes discount as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to return of capital distributions, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no affect on net assets.


10



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. Pursuant to the advisory agreement the Portfolio paid $124,969 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1997.

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $924,043 for the year ended June 30, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $32,721 from the sale of Class A shares and $478,593 and $19,275 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C, respectively, for the year ended June 30, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to the Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $8,593,091, and $3,589,130 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods, so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $16,643,240 and $11,761,936, respectively, for the year ended June 30, 1997. Purchases and sales of U.S. government obligations aggregated $3,714,749,680 and $3,934,087,945, respectively, for the year ended June 30, 1997. At June 30, 1997, the cost of securities for federal income tax purposes was $1,005,553,937. Accordingly, gross unrealized appreciation of investments was $1,988,028 and gross unrealized depreciation of investments was $18,275,521, resulting in net unrealized depreciation of $16,287,493. For federal income tax purposes, the Portfolio had a capital loss carryforward at June 30, 1997 of approximately $224,492,949 of which $19,845,081 expires in the year 1998; $8,257,319 expires in the year 1999; $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; and $51,829,521 expires in the year 2005.


11



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $.001 par value capital stock authorized for the Portfolio, of which 200,000,000 shares are designated for Class A, Class B and Class C shares, respectively. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            7,330,644     8,593,308   $  54,720,782   $  67,686,755
Shares issued in
  reinvestment of
  dividends and
  distributions        1,852,073     2,069,864      13,859,387      16,232,269
Shares converted
  from Class B         2,400,559     1,518,616      17,892,778      11,511,531
Shares redeemed      (16,635,865)  (17,526,781)   (124,255,277)   (137,499,410)
Net decrease          (5,052,589)   (5,344,993)  $ (37,782,330)  $ (42,068,855)

CLASS B
Shares sold            5,813,050    11,077,356   $  43,483,332   $  87,210,898
Shares issued in
  reinvestment of
  dividends and
  distributions        2,166,310     2,551,782      16,211,718      20,013,580
Shares converted
  to Class A          (2,400,559)   (1,518,616)    (17,892,778)    (11,511,531)
Shares redeemed      (25,514,220)  (25,781,796)   (190,768,847)   (201,478,136)
Net decrease         (19,935,419)  (13,671,274)  $(148,966,575)  $(105,765,189)

CLASS C
Shares sold            3,571,988     7,342,699   $  26,694,306   $  57,646,630
Shares issued in
  reinvestment of
  dividends and
  distributions          544,818       444,118       4,070,889       3,477,381
Shares redeemed      (10,605,329)   (8,562,292)    (79,575,230)    (67,073,252)
Net decrease          (6,488,523)     (775,475)  $ (48,810,035)  $  (5,949,241)


12



FINANCIAL HIGHLIGHTS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.52        $7.96        $7.84        $8.64        $8.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .57(a)       .58          .64          .65          .69
Net realized and unrealized gain (loss)
  on investment transactions                    (.10)        (.44)         .13         (.80)         .29
Net increase (decrease) in net asset
  value from operations                          .47          .14          .77         (.15)         .98

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.57)        (.58)        (.65)        (.65)        (.68)
Tax return of capital                           (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.58)        (.58)        (.65)        (.65)        (.68)
Net asset value, end of year                   $7.41        $7.52        $7.96        $7.84        $8.64

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.49%        1.74%       10.37%       (1.93)%      12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $354,782     $397,894     $463,660     $482,595     $527,968
Ratio of expenses to average net assets         1.02%        1.01%        1.01%        1.02%        1.10%
Ratio of net investment income to
  average net assets                            7.66%        7.38%        8.27%        7.76%        8.04%
Portfolio turnover rate                          330%         334%         190%         188%         386%



See footnote summary on page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.52        $7.96        $7.84        $8.64        $8.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .52(a)       .52          .58          .59          .62
Net realized and unrealized gain (loss)
  on investment transactions                    (.10)        (.44)         .13         (.80)         .30
Net increase (decrease) in net asset
  value from operations                          .42          .08          .71         (.21)         .92

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.52)        (.59)        (.59)        (.62)
Tax return of capital                           (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.53)        (.52)        (.59)        (.59)        (.62)
Net asset value, end of year                   $7.41        $7.52        $7.96        $7.84        $8.64

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.69%        1.01%        9.52%       (2.63)%      11.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $471,889     $628,628     $774,097     $756,282     $552,471
Ratio of expenses to average net assets         1.73%        1.72%        1.72%        1.72%        1.81%
Ratio of net investment income to
  average net assets                            6.95%        6.67%        7.57%        7.04%        7.25%
Portfolio turnover rate                          330%         334%         190%         188%         386%


See footnote summary on page 15.


14



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            ----------------------------------------------------------------
                                                                                                   MAY 3,
                                                                                                  1993(C)
                                                             YEAR ENDED JUNE 30,                     TO
                                            --------------------------------------------------    JUNE 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $7.52        $7.96        $7.83        $8.64        $8.56

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .52(a)       .52          .58          .59          .10
Net realized and unrealized gain (loss)
  on investment transactions                    (.10)        (.44)         .14         (.81)         .08
Net increase (decrease) in net asset
  value from operations                          .42          .08          .72         (.22)         .18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.52)        (.59)        (.59)        (.10)
Tax return of capital                           (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.53)        (.52)        (.59)        (.59)        (.10)
Net asset value, end of period                 $7.41        $7.52        $7.96        $7.83        $8.64

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.69%        1.01%        9.67%       (2.75)%       2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $115,607     $166,075     $181,948     $231,859      $67,757
Ratio of expenses to average net assets         1.72%        1.71%        1.71%        1.70%        1.80%(d)
Ratio of net investment income to
  average net assets                            6.96%        6.68%        7.59%        6.97%        6.00%(d)
Portfolio turnover rate                          330%         334%         190%         188%         386%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(c)  Commencement of distribution.

(d)  Annualized.


15



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 8, 1997


16



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


17



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


18



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

USGAR